                   VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007


                                                                                        % OF     % OF
                                         OFFERING      TOTAL          AMOUNT OF       OFFERING   FUNDS
     SECURITY      PURCHASE/   SIZE OF   PRICE OF    AMOUNT OF     SHARES PURCHASED  PURCHASED   TOTAL                     PURCHASED
    PURCHASED      TRADE DATE  OFFERING   SHARES      OFFERING         BY FUND        BY FUND   ASSETS       BROKERS         FROM
------------------------------------------------------------------------------------------------------------------------------------
  California St.    06/21/07      --     $101.72   $2,500,000,000     5,000,000        0.20%     2.19%    Citi, Banc of    Citigroup
    5.00% due                                                                                                America
    06/01/2037                                                                                           Securities LLC,
                                                                                                        E.J. De La Rosa &
                                                                                                            Co., Inc.,
                                                                                                         Fidelity Capital
                                                                                                        Markets Services,
                                                                                                          Alamo Capital,
                                                                                                           Alta Capital
                                                                                                        Group, Backstrom,
                                                                                                         McCarley Berry &
                                                                                                          Co., LLC, Bear
                                                                                                          Stearns & Co.,
                                                                                                          Inc., Comerica
                                                                                                           Securities,
                                                                                                             Crocker
                                                                                                         Securities, LLC,
                                                                                                         Goldman, Sachs &
                                                                                                            Co., Great
                                                                                                             Pacific
                                                                                                           Securities,
                                                                                                            Grigsby &
                                                                                                        Associates, Inc.,
                                                                                                            JPMorgan,
                                                                                                        Henderson Capital
                                                                                                         Partners, Lehman
                                                                                                        Brothers, Merrill
                                                                                                           Lynch & Co.,
                                                                                                         Morgan Stanley &
                                                                                                        Co. Incorporated,
                                                                                                           RBC Capital
                                                                                                         Markets, Ramirez
                                                                                                           & Co., Inc.,
                                                                                                        Siebert Brandford
                                                                                                        Shank & Co., LLC,
                                                                                                        Stone & Youngberg
                                                                                                             LLC, UBS
                                                                                                         Securities LLC,
                                                                                                          Wedbush Morgan
                                                                                                          Securities and
                                                                                                           Wells Fargo
                                                                                                          Institutional
                                                                                                         Securities, LLC

Puerto Rico Sales   7/13/07       --     $ 15.91   $2,667,603,573     10,000,000       0.37%     4.36%   Goldman, Sachs &   Goldman
  Tax Financing                                                                                            Co., Lehman       Sachs
                                                                                                          Brothers, A.G.
                                                                                                         Edwards & Sons,
                                                                                                          Inc., Banc of
                                                                                                             America
                                                                                                         Securities LLC,
                                                                                                        BBVAPR MSD, Bear,
                                                                                                          Stearns & Co.
                                                                                                         Inc., Citigroup
                                                                                                          Global Markets
                                                                                                           Inc., First
                                                                                                          Albany Capital
                                                                                                        Inc., J.P. Morgan
                                                                                                         Securities Inc.,
                                                                                                           Loop Capital
                                                                                                         Markets, Merrill
                                                                                                           Lynch & Co.,
                                                                                                         Morgan Stanley &
                                                                                                        Co. Incorporated,
                                                                                                             Oriental
                                                                                                            Financial
                                                                                                        Services, Popular
                                                                                                        Securities, Inc.,
                                                                                                           RBC Capital
                                                                                                         Markets, Ramirez
                                                                                                           & Co., Inc.,
                                                                                                            Santander
                                                                                                         Securities, UBS
                                                                                                          Securities LLC
                                                                                                           and Wachovia
                                                                                                          Bank, National
                                                                                                           Association